POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.



                               /s/Lawrence   Babbio, Jr.
                                  Lawrence T. Babbio, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ R. L. Carrion
                                       Richard L. Carrion

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                    /s/ J G Cullen
                                        James G. Cullen

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ J. R.  de Vink
                                       Lodewijk J.R. de Vink

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of December, 1997.




                                    /s/ James H. Gilliam, Jr.
                                        James H. Gilliam, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of December, 1997.




                                    /s/ Stanley P. Goldstein
                                        Stanley P. Goldstein

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed
this Power of Attorney this   19th day of December, 1997.




                                    /s/Helene L. Kaplan
                                       Helene L. Kaplan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of December, 1997.




                                    /s/ Thomas H. Kean
                                        Thomas H. Kean

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                    /s/ John  F. Maypole
                                        John F. Maypole

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of December, 1997.




                                    /s/ Joseph Neubauer
                                        Joseph Neubauer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                    /s/ Thomas H. O'Brien
                                        Thomas H. O'Brien

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                    /s/ Eckhard Pfeiffer
                                        Eckhard Pfeiffer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Hugh B. Price
                                       Hugh B. Price

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Rozanne L. Ridgway
                                       Rozanne L. Ridgway

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1997.




                                   /s/ Frederic V. Salerno
                                       Frederic V. Salerno

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Ivan Seidenberg
                                       Ivan G. Seidenberg

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Walter V. Shipley
                                       Walter V. Shipley

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of December, 1997.




                                   /s/ Ray Smith
                                       Raymond W. Smith

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ John R. Stafford
                                       John R. Stafford

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Morrison DeS. Webb
                                       Morrison DeS. Webb

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Deferred Compensation Plan;

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of December, 1997.




                                   /s/ Shirley Young
                                       Shirley Young